                                                                    EXHIBIT 99.2

                              LETTER OF TRANSMITTAL

                             To Tender for Exchange
                   10-1/2% Senior Subordinated Notes due 2004

                                       of

                             AMERISTAR CASINOS, INC.
                                 (THE "COMPANY")

               Pursuant to the Prospectus dated November 10, 1997

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 18, 1997 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE
OFFER IS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST DATE AND TIME TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                             The Exchange Agent is:

                        First Trust National Association

By Mail:                                    By Hand:

First Trust National Association            First Trust National Association
180 East Fifth Street                       180 East Fifth Street
St. Paul, Minnesota  55101                  4th Floor Bond Drop Window
Attention:  Specialized Finance             St. Paul, Minnesota  55101
            Department                      Attention:  Specialized Finance
                                                        Department
By Facsimile:
(612) 244-1537                                                 or

Confirm by Telephone:                       First Trust New York
(612) 244-1197                              100 Wall Street
                                            20th Floor
                                            New York, New York  10005


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The undersigned acknowledges receipt of the Prospectus dated
November 10, 1997 (the "Prospectus"), of Ameristar Casinos, Inc., a
Nevada corporation (the "Company"), Cactus Pete's, Inc., a Nevada corporation ("CPI"), Ameristar Casino Vicksburg, Inc., a Mississippi corporation ("ACVI"), Ameristar Casino Council Bluffs, Inc., an Iowa corporation ("ACCBI"), Ameristar Casino Las Vegas, Inc., a Nevada corporation ("ACLVI"), A.C. Food Services, Inc., a Nevada corporation ("ACFSI"), and AC Hotel Corp., a Mississippi corporation ("ACHC"; the Company, CPI, ACVI, ACCBI, ACLVI, ACFSI and ACHC being collectively referred to herein as the "Issuers"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Issuers' offer (the "Exchange Offer") to exchange $1,000 principal amount of the Company's 10-1/2% Senior Subordinated Notes due 2004 Series B (the "New Notes") for each $1,000 principal amount of the Company's outstanding 10-1/2% Senior Subordinated Notes due 2004 Series A (the "Old Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

The undersigned hereby tenders the Old Notes described in the box entitled "Description of Old Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all such Old Notes and the undersigned represents that it has received from each beneficial owner of such Old Notes (each a "Beneficial Owner") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

This Letter of Transmittal is to be used by a holder of Old Notes (i) if certificates representing Old Notes are to be forwarded herewith, (ii) if delivery of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC" or the "Depositary"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering" or (iii) if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." If delivery of the Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, this Letter of Transmittal need not be manually executed; provided, however, that tenders of the Old Notes must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer."

The undersigned hereby represents and warrants that the information set forth in the boxes entitled "Beneficial Owner(s) --Residence" and "Beneficial Owner(s) -- Purchaser Status" is true and correct.

Any Beneficial Owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Old Notes promptly and instruct such registered holder of Old Notes to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such Beneficial Owner's name or obtain a properly completed bond power from the registered holder of Old Notes. The transfer of record ownership may take considerable time.

In order to properly complete this Letter of Transmittal, a holder of Old Notes must (i) complete the box entitled "Description of Old Notes," (ii) complete the boxes entitled "Beneficial Owner(s) -- Residence" and "Beneficial Owner(s) -- Purchaser Status," (iii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iv) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (v) complete the Substitute Form W-9. Each holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

Holders of Old Notes who desire to tender their Old Notes for exchange and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

Holders of Old Notes who wish to tender their Old Notes for exchange must complete columns (1) through (3) in the table below entitled "Description of Old Notes," and sign the page below entitled "Sign Here." If only those columns are completed, such holder of Old Notes will have tendered for exchange all Old Notes listed in column (3) below. If the holder of Old Notes wishes to tender for exchange less than all of such Old Notes, column (4) must be completed in full. In such case, such holder of Old Notes should refer to Instruction 5.

                            DESCRIPTION OF OLD NOTES

------------------------------------------------------------------------------------------------------------------------------
                     (1)                                 (2)                         (3)                         (4)
    NAME(S) AND ADDRESS(ES) OF REGISTERED
     HOLDER(S) OF OLD NOTE(S), EXACTLY AS                                                                  PRINCIPAL AMOUNT
        NAME(S) APPEAR ON OLD NOTE(S)             OLD NOTE NUMBER(S)         AGGREGATE PRINCIPAL        TENDERED FOR EXCHANGE
                CERTIFICATE(S)                  (ATTACH SIGNED LIST IF      AMOUNT REPRESENTED BY        (MUST BE IN INTEGRAL
          (PLEASE FILL IN IF BLANK)                 NECESSARY)(1)             CERTIFICATE(S)(2)        MULTIPLES OF $1,000)(3)










------------------------------------------------------------------------------------------------------------------------------

---------------------------------
(1) This column need not be completed by holders of Old Notes tendering Old Notes for exchange by book-entry transfer. Please check the appropriate box below and provide the requested information.

(2) Unless otherwise indicated in the column "Principal Amount Tendered For Exchange," any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

(3) The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000.

/ /   CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

     Name of Tendering Institution:____________________________________________

     Account Number:___________________________________________________________

     Transaction Code Number:__________________________________________________

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

     Name of Registered Holder of Old Note(s):_________________________________

     Date of Execution of Notice of Guaranteed Delivery:_______________________

     Window Ticket Number (if available):______________________________________

     Name of Institution which Guaranteed Delivery:____________________________

     Account Number (if delivered by book-entry transfer):_____________________

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED TENDERED OLD NOTES AS
     A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES. YOU WILL RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:_____________________________________________________________________

     Address:__________________________________________________________________

/ / CHECK HERE IF ANY OF THE OLD NOTES YOU ARE SEEKING TO TENDER WERE ACQUIRED DIRECTLY FROM ANY OF THE ISSUERS, AND INDICATE THE PRINCIPAL AMOUNT OF SUCH OLD NOTES SO ACQUIRED: $ ___________________. (SUCH OLD NOTES ARE NOT ELIGIBLE FOR EXCHANGE IN THE EXCHANGE OFFER.)

                          SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY (i) if the New Notes issued in exchange for Old Notes, certificates for Old Notes in a principal amount not exchanged for New Notes or Old Notes (if any) not tendered for exchange, are to be issued in the name of someone other than the undersigned or (ii) if Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC.

ISSUE TO:

Name:__________________________________________________________________________
                                 (PLEASE PRINT)

Address:_______________________________________________________________________

_______________________________________________________________________________
                               (INCLUDE ZIP CODE)

_______________________________________________________________________________

                (TAX IDENTIFICATION NO. OR SOCIAL SECURITY NO.)

Credit Old Notes not exchanged and delivered by book-entry transfer to DTC account set forth below:

_______________________________________________________________________________
                                (ACCOUNT NUMBER)

                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7, AND 8)

To be completed ONLY if the New Notes issued in exchange for Old Notes, certificates for Old Notes in a principal amount not exchanged for New Notes or Old Notes (if any) not tendered for exchange, are to be mailed or delivered (i) to someone other than the undersigned or (ii) to the undersigned at an address other than the address shown below the undersigned's signature.

MAIL OR DELIVER TO:

Name:__________________________________________________________________________
                                 (PLEASE PRINT)

Address:_______________________________________________________________________

_______________________________________________________________________________
                               (INCLUDE ZIP CODE)

_______________________________________________________________________________

                (TAX IDENTIFICATION NO. OR SOCIAL SECURITY NO.)

                        BENEFICIAL OWNER(S) -- RESIDENCE

-----------------------------------------------------------------------------------------------------------------------------
           State of Domicile/Principal Place of Business              Principal Amount of Old Notes Held for
               of Each Beneficial Owner of Old Notes                      Account of Beneficial Owner(s)
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------

                     BENEFICIAL OWNER(S) -- PURCHASER STATUS

 The Beneficial Owner of each of the Old Notes described herein is (check the box that applies):

/ / A "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act)

/ /      An "Institutional Accredited Investor" (as defined in Rule 501(a)(1),
         (2), (3) or (7) under the Securities Act)

/ /      A non "U.S.  person" (as defined in Regulation S of the Securities
         Act) that purchased the Old Notes outside the United States in accordance with Rule 904 of the Securities Act

/ /      Other (describe)

If delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, then tenders of Old Notes must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer."

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

Pursuant to the offer by Ameristar Casinos, Inc., a Nevada corporation (the "Company"), Cactus Pete's, Inc., a Nevada corporation ("CPI"), Ameristar Casino Vicksburg, Inc., a Mississippi corporation ("ACVI"), Ameristar Casino Council Bluffs, Inc., an Iowa corporation ("ACCBI"), Ameristar Casino Las Vegas, Inc., a Nevada corporation ("ACLVI"), A.C. Food Services, Inc., a Nevada corporation ("ACFSI"), and AC Hotel Corp., a Mississippi corporation ("ACHC"; the Company, CPI, ACVI, ACCBI, ACLVI, ACFSI and ACHC being collectively referred to herein as the "Issuers"), upon the terms and subject to the conditions set forth in the Prospectus dated November 10, 1997 (the "Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Issuers' offer (the "Exchange Offer") to exchange $1,000 principal amount of the Company's 10-1/2% Senior Subordinated Notes due 2004 Series B (the "New Notes") for each $1,000 principal amount of the Company's outstanding 10-1/2% Senior Subordinated Notes due 2004 Series A (the "Old Notes"), the undersigned hereby tenders to the Company for exchange the Old Notes indicated above.

By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Old Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Company, all right, title and interest in, to and under all of the Old Notes tendered for exchange hereby, and hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Issuers) of such holder of Old Notes with respect to such Old Notes, with full power of substitution to (i) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Old Notes for transfer on the books of the Company and
(iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that (i) the undersigned is the owner, (ii) has a net long position within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act, as amended, equal to or greater than the principal amount of Old Notes tendered hereby, (iii) the tender of such Old Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange), (iv) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes and (v) that when such Old Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered for exchange hereby.

By tendering, the undersigned hereby further represents to the Issuers that (i) the New Notes to be acquired by the undersigned in exchange for the Old Notes tendered hereby and any beneficial owner(s) of such Old Notes in connection with the Exchange Offer will be acquired by the undersigned and such beneficial owner(s) in the ordinary course of business of the undersigned, (ii) the undersigned (whether or not a broker-dealer registered under the Exchange Act) is not participating and does not intend to participate in any distribution of the New Notes, (iii) the undersigned has no arrangement or understanding with any person to participate in the distribution of the New Notes, (iv) the undersigned and each beneficial owner acknowledge and agree that any person who is participating in the Exchange Offer for the purpose of distributing the New Notes (including a broker-dealer registered under the Exchange Act) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (v) the undersigned and each beneficial owner understand that a secondary resale transaction described in clause (iv) above and any resales of Old Notes acquired by such holder directly from any of the Issuers, or New Notes obtained by such holder in exchange for Old Notes acquired by such holder directly from any of the Issuers, should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission, (vii) neither the undersigned nor any beneficial owner is an "affiliate," as defined under Rule 405 under the Securities Act, of any of the Issuers and (viii) the undersigned did not acquire any of the Old Notes being tendered hereby directly from any of the Issuers for resale pursuant to Rule 144A, Regulation S or another available exemption from the registration requirements of the Securities Act. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Old Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer -- Withdrawal of Tenders" in the Prospectus. Any Old Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

The undersigned acknowledges that the Company's acceptance of Old Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Old Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Old Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Issuers have no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the holder of Old Note(s) thereof if the Issuers do not accept for exchange any of the Old Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Note(s).

IN ORDER TO VALIDLY TENDER OLD NOTES FOR EXCHANGE, HOLDERS OF OLD NOTES MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Old Notes is irrevocable.

                                    SIGN HERE


                                            ___________________________________

                                            ___________________________________
                                            (Signature(s) of Owner(s))

Date:__________________, 1997

Must be signed by the registered holder(s) of Old Notes exactly as name(s) appear(s) on certificate(s) representing the Old Notes or on a long security position listing or by person(s) authorized to become registered Old Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6).


                                            Name(s):___________________________
                                                              (Please Print)


                                            Capacity (full title):_____________


                                            Address:___________________________

                                            ___________________________________
                                                     (Include Zip Code)

                                            Principal place of business (if
                                            different from address listed
                                            above):____________________________

                                            ___________________________________
                                                       (Include Zip Code)

                                            Area Code and
                                            Telephone No.: (        )
                                                           ____________________

                                            Tax Identification Nos.____________
                                            or Social Security Nos.:___________
                                            Please complete Substitute Form W-9

GUARANTEE OF SIGNATURE(S)
(Signature(s) must be guaranteed if required by Instruction 1)


Authorized Signature:__________________________________________________________

Name and Title (please print):_________________________________________________


Dated:_________________________________________________________________________


Name of Firm:__________________________________________________________________

                                  INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is (1) a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the United States, or (3) an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

         a.  The Securities Transfer Agents Medallion Program (STAMP)

         b.  The New York Stock Exchange Medallion Signature Program (MSP)

         c.  The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Old Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

         2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by holders of Old Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Old Notes or any timely confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Old Notes who elect to tender Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver the Old Notes, this Letter of Transmittal or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Holders may have such tender effected if: (a) such tender is made through an Eligible Institution; (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, setting forth the name and address of the holder of such Old Notes, the certificate number(s) of such Old Notes and the principal amount of Old Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or a facsimile thereof), together with the certificate(s) representing such Old Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) a properly executed Letter of Transmittal (or a facsimile hereof), as well as the certificate(s) for all tendered Old Notes in proper form for transfer or a Book-Entry Confirmation, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three (3) New York Stock Exchange trading days after the Expiration Date.

THE METHOD OF DELIVERY TO THE EXCHANGE AGENT OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY OLD NOTES SHOULD BE SENT TO THE ISSUERS. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Old Notes for exchange.

         3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Old Notes" above is inadequate, the certificate numbers and principal amounts of the Old Notes being tendered should be listed on a separate signed schedule affixed hereto.

         4. WITHDRAWALS. A tender of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of written or facsimile notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Old Notes must (i) specify the name of the person who tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Old Notes) and (iii) be signed by the holder of Old Notes in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees). All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuers in their sole discretion, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering" at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

         5. PARTIAL TENDERS. (NOT APPLICABLE TO HOLDERS OF OLD NOTES WHO TENDER OLD NOTES BY BOOK-ENTRY TRANSFER). Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered for exchange in column (4) of the box entitled "Description of Old Notes," as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Notes, will be sent to the holders of Old Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

         6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, ASSIGNMENT AND
ENDORSEMENTS.

                  (a) The signature(s) of the holder of Old Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Old Notes without alternation, enlargement or any change whatsoever.

                  (b) If tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

                  (c) If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

                  (d) When this Letter of Transmittal is signed by the holder of the Old Notes listed and transmitted hereby, no endorsements of Old Notes or bond powers are required. If, however, Old Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the holder of Old Notes, then the Old Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Old Notes appear(s) on the Old Notes. Signatures on such Old Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

                  (e) If this Letter of Transmittal or Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

                  (f) If this Letter of Transmittal is signed by a person other than the registered holder of Old Notes listed, the Old Notes must be endorsed or accompanied by a properly completed bond power, in either case signed by such registered holder exactly as the name(s) of the registered holder of Old Notes appear(s) on the certificates. Signatures on such Old Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Issuers will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of the Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the New Notes are to be issued, or if any Old Notes not tendered for exchange are to be issued or sent to someone other than the holder of Old Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not accepted be credited to such account maintained at DTC as such holder of Old Notes may designate.

         9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Old Notes will be determined by the Issuers in their sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Issuers' interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Issuers, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under "The Exchange Offer -- Conditions" in the Prospectus in the case of any Old Notes tendered (except as otherwise provided in the Prospectus).

         11. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address listed below for further instructions:

                        First Trust National Association
                         Attention: Bondholder Services
                              180 East Fifth Street
                            St. Paul, Minnesota 55101
                                 (612) 973-5800

         12. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

Under current federal income tax law, a holder of Old Notes whose tendered Old Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Issuers (as payor), through the Exchange Agent, with either
(i) such holder's
correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Old Notes is awaiting a TIN) and that (A) the holder of Old Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Old Notes that he or she is no longer subject to backup withholding or (ii) an adequate basis for exemption from backup withholding. If such holder of Old Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Old Notes may be subject to certain penalties imposed by the Internal Revenue Service.

Certain holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Old Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

If backup withholding applies, the Issuers are required to withhold 31% of any payment made to the holder of Old Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

The holder of Old Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Notes. If the Old Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

                             TO BE COMPLETED BY ALL
                         TENDERING HOLDERS OF OLD NOTES
                               (SEE INSTRUCTIONS)

                 PAYOR'S NAME: FIRST TRUST NATIONAL ASSOCIATION

SUBSTITUTE FORM W-9

Department of the Treasury Internal Revenue Service

Payor's Request for Taxpayer Identification Number (TIN) and Certification

PART 1 - PLEASE PROVIDE YOUR TIN ON THE LINE AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

TIN:______________________________
 Social Security Number or
 Employer Identification Number

 Awaiting
 TIN /  /

                                     PART 2

 NAME (Please Print)___________________________________________________________


 ADDRESS_______________________________________________________________________


 CITY__________________________________________________________________________

 STATE _____________________________________        ZIP CODE___________________

PART 3 - CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT

(1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am not longer subject to backup withholding, and

(3) any other information provided on this form is true and correct.

SIGNATURE                                   DATE

__________________________________          ___________________________________


You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

NOTE; FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTION FORM W-9 FOR ADDITIONAL DETAILS.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the New Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.


Signature _________________________________  Date __________, 1997

                        INSTRUCTION TO REGISTERED HOLDER
                              FROM BENEFICIAL OWNER
             OF 10-1/2% SENIOR SUBORDINATED NOTES DUE 2004 SERIES A
                           OF AMERISTAR CASINOS, INC.

The undersigned hereby acknowledges receipt of the Prospectus dated November 10, 1997 (the "Prospectus") of Ameristar Casinos, Inc., a Nevada corporation (the "Company"), Cactus Pete's, Inc., a Nevada corporation ("CPI"), Ameristar Casino Vicksburg, Inc., a Mississippi corporation ("ACVI"), Ameristar Casino Council Bluffs, Inc., an Iowa corporation ("ACCBI"), Ameristar Casino Las Vegas, Inc., a Nevada corporation ("ACLVI"), A.C. Food Services, Inc., a Nevada corporation ("ACFSI"), and AC Hotel Corp., a Mississippi corporation ("ACHC"; the Company, CPI, ACVI, ACCBI, ACLVI, ACFSI and ACHC being collectively referred to herein as the "Issuers"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Issuers' offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the 10- 1/2% Senior Subordinated Notes due 2004 Series A (the "Old Notes") held by you for the account of the undersigned.

The aggregate face amount of the Old Notes held by you for the account of the undersigned is (fill in amount): $______________________ of the Old Notes.


With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

/ / To TENDER the following Old Notes held by you for the account of the undersigned (insert principal amount of Old Notes to be tendered, if any):

         $                               of the Old Notes.

/ / NOT TO TENDER any Old Notes held by you for the account of the undersigned.

If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Old Notes, including but not limited to the representations that (i) the undersigned's principal residence is in the state
of (fill in state or other jurisdiction)      , (ii) the undersigned is
acquiring the New Notes in the ordinary course of business of the undersigned,
(iii) the undersigned (whether or not a broker-dealer registered under the Exchange Act) has no arrangement or understanding with any person to participate in any distribution of New Notes, (iv) the undersigned acknowledges that any person who is participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the Staff of the Commission set forth in certain no-action letters (See the section of the Prospectus entitled "The Exchange Offer -- Resale of the New Notes"), (v) the undersigned understands that a secondary resale transaction described in clause (iv) above and any resales of Old Notes acquired by such holder directly from any of the Issuers, or New Notes obtained by such holder in exchange for Old Notes acquired by such holder directly from the any of the Issuers, should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission, (vi) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of any of the Issuers, (vii) if the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act and (viii) the undersigned did not acquire any of the Old Notes to be tendered pursuant to the instructions directly from any of the Issuers for resale pursuant to Rule 144A, Regulation S or another available exemption from the registration requirements of the Securities Act; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of Old Notes.

The purchaser status of the undersigned is (check the box that applies):

     / / A "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act)

     / /   An "Institutional Accredited Investor" (as defined in Rule 501(a)
           (1), (2), (3) or (7) under the Securities Act)

     / /   A non "U.S.  person" (as defined in Regulation S of the Securities
           Act) that purchased the Old Notes outside the United States in accordance with Rule 904 of the Securities Act

     / /   Other (describe)____________________________________________________

                                    SIGN HERE

Name of Beneficial Owner(s):___________________________________________________


Signature(s):__________________________________________________________________


Name(s) (please print):________________________________________________________


Address:_______________________________________________________________________

Principal place of
business (if different
from address
 listed above):________________________________________________________________


Telephone Number(s):___________________________________________________________

Taxpayer Identification Number(s)
or Social Security Number(s):__________________________________________________


Date: _______________, 1997